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                                                                    Exhibit 23.5

                         [Letterhead of Corbin & Wertz]


                          INDEPENDENT AUDITORS' CONSENT


To The Board of Directors of
International Menu Solutions Corporation

We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated April 30, 1999 relating to the December 31, 1998 financial statements of Huxtable's Foods, L.L.C., appearing in the Prospectus, which is a part of this Registration Statement.



                                            /s/ Corbin & Wertz

                                            CORBIN & WERTZ


Irvine, California
August 30, 2000